UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional materials

☐	Soliciting Material Pursuant To §240.14a-12

ARROWHEAD RESEARCH CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing party:

(4)	Date filed:

Arrowhead Research Corporation

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ANDREW SAMPLE 1234 AMERICA DRIVE ANYWHERE, IL 60661

IMPORTANT ANNUAL STOCKHOLDERS’ MEETING INFORMATION — YOUR VOTE COUNTS!

Stockholder Meeting Notice

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Arrowhead Important Research Notice Corporation’s Regarding Stockholder the Availability Meeting of Proxy to be Materials Held on for June the 16, 2010

Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at:

www.envisionreports.com/ARWR

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/ARWR to view the materials. Step 2: Click on Cast Your Vote or Request Materials.

Step 3: Follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before June 6, 2010 to facilitate timely delivery.

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Stockholder Meeting Notice

Arrowhead Research Corporation’s Annual Meeting of Shareholders will be held on June 16, 2010 at the Sheraton Pasadena, 303 E. Cordova Street, Pasadena, CA 91101, at 10:00 a.m. local time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends that you vote FOR the following proposals:

1. Election of Directors. Director Nominees: 01 - R. Bruce Stewart, 02 - Christopher Anzalone, 03 - Edward W. Frykman, 04 - LeRoy T. Rahn,

05 - Charles P. McKenney

2. Proposal to approve an amendment to the Company’s 2004 Equity Incentive Plan that would increase the number of shares of common stock reserved for issuance under the plan from 6,000,000 shares to 10,000,000 shares.

3. Proposal to ratify the selection of Rose, Snyder & Jacobs as independent auditors of the Company for the fiscal year ending September 30, 2010.

THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THEY DEEM ADVISABLE.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to the Arrowhead Research Corporation’s 2010 Annual Meeting

From the 210 Freeway:

Take the Lake Avenue exit.

Proceed south on Lake Avenue (0.6 mi) Turn right on Cordova Street (0.7 mi) Proceed to 303 E. Cordova Street, on the right

From the 110 Freeway:

Follow the 110 Freeway north until it ends Proceed north on Arroyo Parkway (1.0 mi) Turn right on Cordova Street (0.2 mi) Proceed to 303 E. Cordova Street, on the left

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

3 Internet – Go to www.envisionreports.com/ARWR. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

3 Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

3 Email – Send email to investorvote@computershare.com with “Proxy Materials Arrowhead Research Corporation” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by June 6, 2010.

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